TRAVELERS SERIES FUND INC.

Pioneer Strategic Income Portfolio(formerly Putnam
Diversified Income Portfolio)


Sub-Item 77C

Registrant incorporates by reference Registrant's Proxy
Statement dated April 23, 2003 filed on April 30, 2003.
(Accession No. 0000950130-03-003450)

Sub-Item 77D

Registrant incorporates by reference Registrant's Proxy
Statement dated April 23, 2003 filed on April 30, 2003.
(Accession No. 0000950130-03-003450)



Strategic Equity Portfolio(formerly Alliance Growth)


Sub-Item 77C

Registrant incorporates by reference Registrant's Proxy
Statement dated July 21, 2003 filed on July 28, 2003.
(Accession No. 0001193125-03-024826)

Sub-Item 77D

Registrant incorporates by reference Registrant's Proxy
Statement dated July 21, 2003 filed on July 28, 2003.
(Accession No. 0001193125-03-024826)




Smith Barney Large Cap Value Portfolio


Sub-Item 77C

Registrant incorporates by reference Registrant's Proxy
Statement dated April 23, 2003 filed on April 30, 2003.
(Accession No. 0000950130-03-003450)

Sub-Item 77D

Registrant incorporates by reference Registrant's Proxy
Statement dated April 23, 2003 filed on April 30, 2003.
(Accession No. 0000950130-03-003450)